Tenet HealthSystem Holdings, Inc.
   (a)  Tenet HealthSystem Medical, Inc.
        (b)  Tenet Management Services, Inc.
             (c)  Tenet Health Integrated Services, Inc.
             (c)  Quality Medical Management, Inc.
             (c)  Mid-Orange Medical Management, Inc.
             (c)  Alexa Integrated Medical Management, Inc.
        (b)  AHS Management Company, Inc.
        (b)  Alabama Health Connection, Inc.
        (b)  Alabama Medical Group, Inc.
        (b)  American Medical (Central), Inc.
             (c)  Amisub (Heights), Inc.
             (c)  Tenet Texas Employment, Inc.
             (c)  Amisub of Texas, Inc.  OWNERSHIP -
                                    LIFEMARK HOSPITAL, INC. (63.68%)
                                    TENET HEALTHSYSTEM MEDICAL, INC. (19.75%)
                                    BROOKWOOD HEALTH SERVICES, INC. (5.10%)
                                    AMI INFORMATION SYSTEMS GROUP, INC. (.42%)
                                    AMERICAN MEDICAL (CENTRAL), INC. (11.05%)
             (c)  Amisub (Twelve Oaks), Inc.
             (c)  Lifemark Hospitals, Inc.
                  (d)  Tenet Healthcare, Ltd. - OWNERSHIP -
                                        LIFEMARK HOSPITALS, GP (1%)
                                        AMISUB OF TEXAS, INC., LP (70.1%)
                                        AMISUB (HEIGHTS), INC., LP (10.3%)
                                        AMISUB (TWELVE OAKS), INC., LP (18.6%)
                       (e)  Odessa Hospital, Ltd. - OWNERSHIP-
                                           TENET HEALTHCARE LTD., GP (78.125%);
                                           INDIVIDUAL PHYSICIANS, LP (21.875%)
                  (d)  Texas Healthcare Physician Services, Inc.
                  (d)  6103 Webb Road Ltd. - OWNERSHIP -
                                        LIFEMARK HOSPITALS, INC.(88%)
                                        PHYSICIANS DEVELOPMENT, INC. + EPP (9%)
                                        DR. ROBERT SHERRILL (3%)
                   (d)  Lifemark Hospitals of Florida, Inc.
                        (e)  Palmetto Medical Plan, Inc.
                        (e)  Pain Management Center of Tampa, Inc.
                        (e)  T&C and USF Ob/Gyn Center, Inc.
                        (e)  Hospital Constructors - OWNERSHIP -
                                    LIFEMARK HOSPITALS OF FLORIDA, INC. (88%)
                                    EASTERN PROFESSIONAL PROPERTIES, INC. (12%)
                   (d)  Lifemark Hospitals of Louisiana, Inc.
                        (e)  Kenner Regional Clinical Services, Inc.
                   (d)  Lifemark Hospitals of Missouri, Inc.
                        (e)  Lifemark RMP Joint Venture - OWNERSHIP -
                                   LIFEMARK HOSPITALS OF MISSOURI, INC. (50%),
                                   RMP, L.L.C. (50%)
                        (e)  Procare Network II, Inc.
                   (d)  Regional Alternative Health Services, Inc.
                        (e) Mid-Missouri Lithotripter Center - OWNERSHIP - PHYSICIANS (68.33%)
                             REGIONAL ALTERNATIVE HEALTH SERVICES, INC. (31.67%)
                   (d)  Houston Specialty Hospital, Inc.
                   (d)  Memphis Specialty Hospital, Inc.
                   (d)  Tenet Investments-Kenner, Inc.
                   (d)  Tenet HealthSystem RMA, Inc.
             (c)  Texas Southwest Healthservices, Inc.
                  (d)  Diagnostic and Theraputic Cardiology
                        Services, L.P. - OWNERSHIP - PHYSICIANS (7.143%)
                                  TEXAS SOUTHWEST HEALTHSERVICES, INC. (92.857%)
        (b)  American Medical Finance Company
        (b)  American Medical Home Care, Inc.
        (b)  American Purchasing Services, Inc.
        (b)  AMI Ambulatory Centres, Inc.
             (c)  Surgical Services, Inc.
                  (d)  Ambulatory Care - Broward Development Corp.

                  (d)  Surgical Services of West Dade, Inc.
                       (e)  Am-Med Associates - OWNERSHIP -
                                     SURGICAL SERVICES OF WEST DADE, INC. (50%)
                                     PALMED ASSOCIATES (50%)
        (b)  AMI Arkansas, Inc.
             (c)  Healthstar Properties Limited Partnership - OWNERSHIP-
                      AMI ARKANSAS, INC., G.P (1%), LP (49%)
                      ST. VINCENT TOTALHEALTH CORPORATION, G.P (1%), L.P. (49%)
                  (d)  Healthstar Ultima, L.L.C.- OWNERSHIP -
                           HEALTHSTAR PROPERTIES LIMITED PARTNERSHIP (70 UNITS) ARKANSAS CHILDREN'S HOSPITAL (1 UNIT)
                           QUORUM HEALTH RESOURCES, INC. (1 UNIT)
                           NORTHWEST MEDICAL CENTER (1 UNIT)
                           REBSAM REGIONAL MEDICAL CENTER (1 UNIT)
        (b)  AMI Brokerage Services, Inc.
        (b)  AMI Diagnostic Services, Inc.
             (c)  UCSD Medical Center Magnetic Resonance Diagnostic
                   Center - OWNERSHIP -
                              AMI DIAGNOSTIC SERVICES, INC. (50%)
                              THE REGENTS OF THE UNIVERSTIY OF CALIFORNIA (50%)
        (b)  AMI Information Systems Group, Inc.
             (c)  American Medical International B.V.
                  (d)  American Medical International N.V.
        (b)  AMI/HTI Tarzana Encino Joint Venture - OWNERSHIP -
                                        TENET HEALTHSYSTEM MEDICAL, INC. (30%)
                                        AMISUB OF CALIFORNIA, INC. (26%)
                                        NEW H ACUTE, INC. (12%)
                                        AMI INFORMATION SYSTEMS GROUP, INC. (7%)
                                        ENCINO HOSPITAL CORPORATION (25%)
        (b)  Tenet System Services, Inc.
        (b)  Amisub (American Hospital), Inc.
        (b)  Amisub (Culver Union Hospital), Inc.
             (c)  Choice Care Network, Inc.
        (b)  Tenet Physician Services - Hilton Head, Inc.
             (c)  Hilton Head Clinics, Inc.
             (c)  Hilton Head Health Systems, L.P. - OWNERSHIP -
                              TENET PHYSICIAN SERVICES - HILTON HEAD, INC. (21%) AMISUB (HILTON HEAD), INC.(49%)
                              HILTON HEAD HEALTH FOUNDATION (30%)
                  (d)  Beaufort Hilton Head Healthcare System,
                        L.L.C. - OWNERSHIP -
                                         HILTON HEAD HEALTH SYSTEM, L.P. (50%)
                                         BROAD RIVER HEALTHCARE, INC. (50%)
                  (d)  Hilton Head Home Care Services, Inc.
             (c)  Piedmont Medical Equipment, G.P. - OWNERSHIP -
                                            AMISUB OF SOUTH CAROLINA, INC. (50%)
                                            AMERICA HOME PATIENT, INC. (50%)
             (c)  Rock Hill Surgery Center, L.P. - OWNERSHIP -
                                            AMISUB OF SOUTH CAROLINA, INC. (72%)
                                            SURGICAL CENTER OF ROCK HILL (28%)
        (b)  Amisub (Florida Ventures), Inc.
             (c)  PBG Outpatient Services, Inc.
             (c)  Brookwood Diagnostic Center of Tampa, Inc.
             (c)  Clinical Services, Inc.
             (c)  Ft. Lauderdale Surgery Center, Inc.
             (c)  Tampa MOB 107, Inc.
             (c)  Tampa MOB 104, Inc.
             (c)  Tampa 8313 West Hillsborough, Inc.
             (c)  Tampa 4802 Gunn Highway, Inc.
             (c)  Center for Quality Care, Inc.
             (c)  Tampa 418 W. Platt St., Inc.
        (b)  Amisub (GTS), Inc.
        (b)  Amisub (Hilton Head), Inc.
        (b)  Amisub (Irvine Medical Center), Inc.
        (b)  Tenet HealthSystem Spalding, Inc.
             (c)  Tenet Physician Services - FMC, Inc.
             (c)  Tenet Physician Services - Spalding, Inc.

             (c)  Spalding Health System, L.L.C. - OWNERSHIP -
                                         TENET HEALTHSYSTEM SPALDING, INC. (50%)
                                         PHYSICIANS (50%)
             (c)  Tenet EMS/Spalding 911, LLC - OWNERSHIP -
                                       TENET HEALTHSYSTEM SPALDING, INC. (64.1%)
                                       SPALDING COUNTY (35.9%)
        (b)  Amisub (North Ridge Hospital), Inc.
             (c)  FL Health Complex, Inc.
             (c)  North Ridge Carenet, Inc.
             (c)  North Ridge Partners, Inc.
                  (d)  SFHCA Walk-In Centers, G.P. - OWNERSHIP -
                                     NORTHRIDGE PARTNERS, INC. (50%)
                                     SOUTH FLORIDA HEALTH CARE ASSOCIATES (50 %)
        (b)  Amisub of California, Inc.
             (c)  Valley Doctors' Hospital
                  (d)  Family Medical Services
                  (d)  L.A. Surgery Center, Ltd. - OWNERSHIP -
                                                VALLEY DOCTORS' HOSPITAL (30.3%)
                                                OTHERS (69.7%)
                  (d)  Cypress Specialty Hospital, Inc.
             (c)  Physician Practice Management Corporation
             (c)  Park Plaza Retail Pharmacy, Inc.
             (c)  Tarzana Regional Medical Center MRI Center - OWNERSHIP -
                                               AMISUB OF CALIFORNIA, INC. (7.8%)
                                               NON-TENET ENTITY (92.2%)
             (c)  AMI (Canada), Ltd.
        (b)  Amisub of North Carolina, Inc.
        (b)  Central Carolina Management Services Organization, Inc.
        (b)  Amisub (SMHS), Inc.
        (b)  Amisub of South Carolina, Inc.
             (c)  Piedmont Medical Services Company
             (c)  Tenet Physician Services - Piedmont, Inc.
             (c)  Piedmont Seven, Inc.
             (c)  Tenet Piedmont West Urgent Care Center, Inc.
        (b)  Amisub (Saint Joseph Hospital), Inc.
             (c)  Creighton Saint Joseph Regional HealthCare
                   System, L.L.C. - OWNERSHIP -
                                 AMISUB (SAINT JOSEPH HOSPITAL), INC. (73.82%) CREIGHTON HEALTHCARE, INC. (26.18%)
                  (d)  Home-based Psychiatric Services, Inc.- OWNERSHIP -
                                      CREIGHTON SAINT JOSEPH REGIONAL HEALTHCARE
                                       SYSTEM, L.L.C. (75%)
                                      JAMES T. WHITE PH.D. (25%)
             (c)  Saint Joseph Mental Health Plans, Inc.
             (c)  Saint Joseph Mental Health Physicians, Inc.
        (b)  Amisub (SFH), Inc.
             (c)  Tenet HealthSystem SF-SNF, Inc.
        (b)  Amisub (Sierra Vista), Inc.
             (c)  MRI of San Louis Obispo, G.P. - OWNERSHIP -
                                               AMISUB (SIERRA VISTA), INC. (45%)
                                               MEDIQ (55%)
        (b)  Tenet Finance Corp.
        (b)  Arkansas Healthcare Services, Inc.
        (b)  Brookwood Center Development Corporation
             (c)  BWP Associates, Ltd. - OWNERSHIP-
                                 BROOKWOOD CENTER DEVELOPMENT CORPORATION (80%) W+R, INC. (20%)
             (c)  Med Plex Land Associates - OWNERSHIP -
                                 BROOKWOOD CENTER DEVELOPMENT CORPORATION (49%) HOOVER DOCTORS' GROUP II (51%)
             (c)  Medplex Outpatient Surgery Center, Ltd. - OWNERSHIP -
                                 BROOKWOOD CENTER DEVELOPMENT CORPORATION (83%) OTHERS (17%)
             (c)  Hoover Doctors Group, Inc.
             (c)  Medplex Outpatient Medical Centers, Inc.
        (b)  Brookwood Development, Inc.
             (c)  Alabama Health Services, Inc. - OWNERSHIP -
                                              BROOKWOOD DEVELOPMENT, INC. (50%)
                                              EASTERN HEALTH SYSTEM, INC. (50%)

             (c)  Alabama Health Services (St. Clair), L.L.C. - OWNERSHIP -
                                              BROOKWOOD DEVELOPMENT, INC. (50%)
                                              HEALTH SERVICES EAST, INC. (50%)
        (b)  Brookwood Health Services, Inc.
             (c)  Brookwood Medical Center of Tampa, Inc.
                  (d)  Memorial Hospital of Tampa, L.P. - OWNERSHIP -
                                   BROOKWOOD MEDICAL CENTER OF TAMPA, INC. (76%) EASTERN PROFESSIONAL PROPERTIES, INC. (24%)
             (c)  Brookwood - Riverchase Primary Care Center, Inc.
             (c)  Estes Health Care Centers, Inc.
        (b)  Central Arkansas Hospital, Inc.
             (c)  Amisub (Central Arkansas), Inc.
        (b)  Central Care, Inc.
        (b)  Columbia Land Development, Inc.
        (b)  Culver Health Network, Inc.
        (b)  Cumming Medical Ventures, Inc.
        (b)  East Cooper Community Hospital, Inc.
             (c)  Charleston Health Services Organization, Inc.
        (b)  Eastern Professional Properties, Inc.
        (b)  Florida Health Network, Inc.
        (b)  Frye Regional Medical Center, Inc.
             (c)  Frye Home Infusion, Inc.
             (c)  Piedmont Health Alliance, Inc. - OWNERSHIP -
                                      FRYE REGIONAL MEDICAL CENTER, INC. (50%);
                                      PHYSICIANS (50%)
             (c)  Tenet Claims Processing, Inc.
             (c)  Ten Broeck/Frye Partnership -  OWNERSHIP -
                                       FRYE REGIONAL MEDICAL CENTER, INC. (50%)
                                       UNITED MED CORP. OF NC (50%)
             (c)  Unifour Infusion Care, L.L.C. - OWNERSHIP -
                                       FRYE REGIONAL MEDICAL CENTER, INC. (33%)
                                       CALDWELL MEMORIAL HOSPITAL, INC. (67%)
        (b)  Georgia Health Services, Inc.
        (b)  Heartland Corporation
             (c)  Prairie Medical Clinic, Inc.
             (c)  Heartland Physicians, Inc.
        (b)  Kenner Regional Medical Center, Inc.
        (b)  Lucy Lee Hospital, Inc.
             (c)  HMS, L.P. - OWNERSHIP -
                      LUCY LEE HOSPITAL, INC. (35%); HOME MEDICAL OF P.B. (65%)
        (b)  Medical Center of Garden Grove
             (c)  Orange County Kidney Stone Center, L.P. - OWNERSHIP -
                                MEDICAL CENTER OF GARDEN GROVE, INC. (42.5805%) OCKSC ASSOC. + INC. + 11 OTHERS (57.4195%)
             (c)  Orange County Kidney Stone Center Assoc., G. P. - OWNERSHIP -
                                          PHYSICIANS (67.9%)
                                          MEDICAL CENTER OF GARDEN GROVE (32.1%)
        (b)  Medical Collections, Inc.
        (b)  Mid-Continent Medical Practices, Inc.
        (b)  Missouri Health Services, Inc.
        (b)  National Medical Services III, Inc.
        (b)  National Park Medical Center, Inc.
             (c)  NPMC Healthcenter - The Heart Clinic, Inc.
             (c)  NPMC Healthcenter - National park Surgery Clinic, Inc.
             (c)  NPMC Healthcenter - Cardiology Services, Inc.
             (c)  NPMC Healthcenter - Physicians for Women, Inc.
             (c)  NPMC Healthcenter - Cardiology Care Center, Inc.
             (c)  NPMC Healthcenter - Hot Springs Village, Inc.
             (c)  NPMC Heatlhcenter - Malvern, Inc.
             (c)  NPMC Healthcenter - Family Healthcare Clinic, Inc.
             (c)  NPMC Healthcenter - Gastroenterology Center of Hot
                                       Springs, Inc.
             (c)  NPMC Healthcenter - Physician Services, Inc.
             (c)  Tenet HealthSystem NPMC Hamilton West, Inc.

             (c)  Hot Springs Outpatient Surgery, G.P. - OWNERSHIP -
                                        NATIONAL PARK MEDICAL CENTER, INC. (50%)
                                        HOT SPRINGS OUTPATIENT SURGERY (50%)
        (b)  New H Holdings Corp. - OWNERSHIP -
                                          TENET HEALTHSYSTEM MEDICAL, INC. (99%)
                                          AMISUB OF CALIFORNIA, INC. (.5%)
                                          BROOKWOOD HEALTH SERVICES, INC. (.5%)
             (c)  New H Acute, Inc.
                  (d)  New H South Bay, Inc.
        (b)  North Carolina Health Services, Inc.
        (b)  North Fulton Imaging Ventures, Inc.
        (b)  North Fulton Medical Center, Inc.
             (c)  North Fulton Health Care Associates, Inc.
             (c)  North Fulton Regional Cancer Center, Inc.
             (c)  North Fulton 002, Inc.
             (c)  Tenet Physician Services - North Fulton, Inc.
             (c)  North Fulton 008, Inc.
             (c)  North Fulton 009, Inc.
             (c)  North Fulton 010, Inc.
        (b)  North Fulton MOB Ventures, Inc.
             (c)  North Fulton Professional Building I, L.P. - OWNERSHIP -
                                NORTH FULTON MOB VENTURES, INC. (15.4917%)
                                NORTH FULTON MEDICAL VENTURES, INC. (84.5083%)
        (b)  North Point Medical Ventures, Inc.
        (b)  Occupational Health Medical Services of Florida, Inc.
        (b)  Palm Beach Gardens Community Hospital, Inc.
        (b)  Partners in Service, Inc.
        (b)  Physicians Development, Inc.
        (b)  Piedmont Home Health, Inc.
        (b)  Pinnacle Healthcare Services, Inc.
        (b)  Professional Healthcare Systems Licensing Corporation
        (b)  ProMed Pharmicenter, Inc.
        (b)  Roswell Medical Ventures, Inc.
             (c)  North Fulton Parking Deck, L.P. -  OWNERSHIP -
                           ROSWELL MEDICAL VENTURES, INC. (89.9361%)
                           NORTH FULTON PROFESSIONAL BUILDING I, L.P. (10.1639%)
        (b)  Saint Joseph Mental Health Physicians, Inc.
        (b)  San Dimas Community Hospital
        (b)  SEMO Medical Management Company, Inc.
        (b)  Sierra Vista Hospital, Inc.
             (c)  Tenet HealthSystem Sierra Vista Venture I, Inc.
             (c)  Tenet HealthSystem Sierra Vista Ventures II, Inc.
        (b)  South Carolina Health Services, Inc.
        (b)  Southern Medical Holding  Corporation
             (c)  Bio Medical Resources, Inc.
        (b)  St. Mary's Regional Medical Center, Inc.
             (c)  Amisub (St Mary's), Inc.
                  (d)  Priority Industrial Physical Therapy Sports
                        Rehab, G.P. - OWNERSHIP -
                                            AMISUB (ST. MARY'S), INC. (51%)
                                            DANNY LYONS (43%); LARRY ENGLA (6%)
             (c)  St. Mary's Medical Group, Inc.
             (c)  Dedicated Health PHO, Inc.
        (b)  Tenet (Brookwood Development), Inc.
             (c)  Health Advantage Plans, Inc. - OWNERSHIP -
                     TENET (BROOKWOOD DEVELOPMENT), INC. (33 1/3%)
                     TENET HEALTHSYSTEM LLOYD NOLAND PROPERTIES, INC. (33 1/3%) EASTSIDE VENTURES, INC. (33 1/3%)
                  (d)  Group Administrators, Inc.
        (b)  Tennessee Health Services, Inc.
        (b)  Texas Healthcare Services, Inc.
        (b)  Texas Professional Properties, Inc.
        (b)  Tenet Ashley River OB/GYN, Inc.

        (b)  Tenet Caldwell Family Physicians, Inc.
        (b)  Tenet Catawba Nurse Midwives, Inc.
        (b)  Tenet Choices, Inc. - OWNERSHIP -
                              TENET HEALTHSYSTEM MEDICAL, INC. 5,000 SHARES RICHARD FREEMAN - 1 SHARE; ROGER FRIEND- 1 SHARE
                              NOTE: Total issued and outstanding - 5,002 shares.
        (b)  Tenet DeLaine Adult Medical Care, Inc.
        (b)  Tenet East Cooper Spine Center, Inc.
        (b)  Tenet Health Network, Inc.
        (b)  Tenet HealthSystem GB, Inc.
        (b)  Tenet HeatlhSystem Hilton Head, Inc.
        (b)  Tenet HealthSystem Lloyd Noland Medical, Inc.
        (b)  Tenet HealthSystem Lloyd Noland Properties, Inc.
        (b)  Tenet HealthSystem North Shore, Inc.
             (c)  Tenet HealthSystem North Shore (BME), Inc.
        (b)  Tenet HealthSystem OHH, Inc.
        (b)  Tenet HealthSystem Partners, Inc.
        (b)  Tenet HealthSystem SGH, Inc.
        (b)  Tenet HealthSystem SL, Inc.
        (b)  Tenet HealthSystem SL-HLC, Inc.
        (b)  Tenet HomeCare Information Systems, Inc.
        (b)  Tenet Home Care of South Florida, Inc.
        (b)  Tenet Home Care Tampa/St. Pete, Inc.
        (b)  Tenet Physician Services - Frye Regional, Inc.
        (b)  Tenet Physician Services - Georgia Baptist, Inc.
             (c)  Tenet Fayette Medical Group, Inc.
        (b)  Tenet Physician Services - East Cooper, Inc.
        (b)  Tenet Physician Services of the Southeast, Inc.
        (b)  Tenet Physician Partners, L.L.C.
        (b)  Brookwood Parking Associates, Ltd. - OWNERSHIP -
                                         TENET HEALTHSYSTEM MEDICAL, INC. (99%)
                                         BROOKWOOD PARKING, INC. (1%)
        (b)  Northwind Medical Building Associcates, Ltd. - OWNERSHIP -
                                         TENET HEALTHSYSTEM MEDICAL INC. (1.44%)
                                         OTHERS (98.56%)
HUG Services, Inc. (77%)
Assured Investors Life Company
   (a)  Stanislaus Investment Corporation
H.F.I.C. Management Company, Inc.
   (a)  Health Facilities Insurance Corp., Ltd. -Bermuda
International-NME, Inc.
   (a)  N.M.E. International (Cayman) Limited - Cayman Islands, B.W.I.
        (b)  B.V. Hospital Management - Netherlands
        (b)  Pacific Medical Enterprises Sdn. Bhd. - Malaysia
             (c)  Hyacinth Sdn. Bhd.
   (a)  Medicalia International, B.V. - Netherlands
   (a)  NME Spain, S.A.
   (a)  NME UK Properties Limited
NME Headquarters, Inc.
   (a)  Ortega Development Group
Tenet HealthSystem Hospitals, Inc.
   (a)  Brookhaven Hospital, Inc.
        (b)  Brookhaven Pavilion, Inc.
   (a)  Manteca Medical Management, Inc.
   (a)  Tenetsub Texas, Inc.
   (a)  Tenet D.C., Inc.
   (a)  Tenet Hospitals Limited - OWNERSHIP -
                                   TENET HEALTHSYSTEM HOSPITALS, INC. G.P. (1%) TENETSUB TEXAS, INC., L.P. (99%)
        (b)  Sierra Providence Healthcare Enterprises
        (b)  Sierra Providence Health Network
        (b)  Greater El Paso Healthcare Enterprises

   (a)  National Managed Med, Inc.
   (a)  National Med, Inc.
   (a)  National Medical Hospital of Tullahoma, Inc.
        (b)  Harton Medical Group, Inc.
   (a)  National Medical Hospital of Wilson County, Inc.
        (b)  Wilson County Management Services, Inc.
   (a)  National Medical Services, Inc.
        (b)  Barron, Barron & Roth, Inc.
   (a)  National Medical Services II, Inc.
   (a)  National Medical Ventures, Inc.
        (b)  Litho I - LP - OWNERSHIP -
                                       NATIONAL MEDICAL VENTURES, INC. (63.75%);
                                       PHYSICIANS (36.75%)
        (b)  McHenry Surgery Center Partners, Ltd - LP - OWNERSHIP -
                                       NATIONAL MEDICAL VENTURES, INC. (49.75%)
                                       PHYSICIANS (50.25%)
        (b)  Redding Surgicenter - LP - OWNERSHIP -
                                       NATIONAL MEDICAL VENTURES, INC.(52.857%)
                                       PHYSICIANS (47.143%)
   (a)  Tenet El Mirador Surgical Center, Inc.
   (a)  Tenet Hialeah HealthSystem, Inc.
        (b)  Hialeah Real Properties, Inc.
        (b)  Tenet Hialeah (H.H.A.) HealthSystem, Inc.
        (b)  Tenet Hialeah (ASC) HealthSystem, Inc.
        (b)  Edgewater Provider Insurance Company, Ltd. (25%)
   (a)  NM Ventures of North County, Inc.
        (b)  North County Outpatient Surgery Center, Ltd. - OWNERSHIP -
                                      PHYSICIANS (35.47%)
                                      NM VENTURES OF NORTH COUNTY, INC. (64.53%)
   (a)  Tenet HealthSystem Hospitals Dallas, Inc.
   (a)  NME Medical de Mexico, S.A. de C.V.
   (a)  NMV Hollywood, Inc.
   (a)  NMV - Tennessee, Inc.
   (a)  Physician Network Corporation of Louisiana
   (a)  Jefferson County Surgery, Inc.
        (b)  Jefferson City ASC, LLC - OWNERSHIP -
                           JEFFERSON COUNTY SURGERY; TENET HEALTHSYSTEM DI, INC.
   (a)  Laughlin Pavilion, Inc.
   (a)  NMV- II, Inc.
        (b)  Delray Outpatient Surgery and Care Center, Ltd. - OWNERSHIP -
                                                NMV-II, INC. (10%); OTHERS (90%)
   (a)  Preferred Medical Systems of California, Inc.
   (a)  Rehabilitative Driving Resources, Inc.
   (a)  West Coast PT Clinic, Inc.
   (a)  Tenet HealthSystem CFMC, Inc.
   (a)  Tenet HealthSystem Desert, Inc.
   (a)  Tenet HealthSystem DI, Inc.
        (b)  Deaconess College of Nursing Student Government Association
        (b)  Deaconess Family Medicine Residency Program
   (a)  Tenet HealthSystem DI-SNF, Inc.
   (a)  Tenet HealthSystem DI-TPS, Inc.
   (a)  Tenet HealthSystem Hernando, Inc.
   (a)  Tenet HealthSystem Memorial Medical Center, Inc.
   (a)  Tenet HealthSystem Metroplex Hospitals, Inc.
   (a)  Tenet HeatlhSystem Roswell, Inc.
   (a)  Tenet Healthcare-Florida, Inc.
   (a)  Tenet Beaumont Healthsystem, Inc.
        (b)  Baptist/Tenet JV - OWNERSHIP -
                                         TENET BEAUMONT HEALTHSYSTEM, INC. (50%)
                                         BAPTIST HEALTHCARE SYSTEM, L.L.C. (50%)
   (a)  Tenet Network Management, Inc.
   (a)  South Bay Practice Administrators, Inc.
   (a)  Tenet Missouri JV, Inc.
   (a)  Tenet Birmingham Management, Inc.
   (a)  Practice Partners, Inc.
   (a)  MHJ, Inc.

        (b)  Jonesboro Health Services, L.L.C. - OWNERSHIP - MHJ, INC. (95%)
                                      ST. VINCENT TOTAL HEALTH CORPORATION (5%)
             (c)  Starcare of Jonesboro, Inc.
   (a)  Tenet California Medical Ventures I, Inc.
   (a)  LMC Physician Clinics, Inc.
   (a)  Diagnostic Imaging Services, Inc.
   (a)  Metro Physicians Management Organization, Inc.
   (a)  Tenet Louisiana Medical Ventures I, Inc.
   (a)  Tenet Rehab Venture I, Inc.
   (a)  Northeast Texas Healthcare Enterprises
   (a)  Mid-Tennessee Health Partners, L.L.C. - OWNERSHIP -
                                     TENET HEALTHSYSTEM HOSPITALS, INC. (50%)
                                     SMITHVILLE HEALTHCARE VENTURES, L.P. (50%)
NME Properties Corp.
   (a)  Cascade Insurance Company, Ltd.
   (a)  NME Properties, Inc.
        (b)  Lake Health Care Facilities, Inc.
        (b)  NME Properties West, Inc.
   (a)  NME Property Holding Co., Inc.
   (a)  Tenet HealthSystem SNF-LA, Inc.
NME Rehabilitation Properties, Inc.
   (a)  R.H.S.C. Prosthetics, Inc.
   (a)  Rehabilitation Facility at San Ramon, Inc.
   (a)  Rehabilitation Facility at San Diego, Inc.
   (a)  R.H.S.C. Modesto, Inc.
   (a)  Pinecrest Rehabilitation Hospital, Inc.
   (a)  R.H.S.C. El Paso, Inc.
   (a)  Tenet HealthSystem Pinecrest Rehab, Inc.
NME Specialty Hospitals, Inc.
   (a)  National Medical Specialty Hospital of Redding
   (a)  NME Management Services, Inc.
   (a)  NME New Beginnings, Inc.
        (b)  Addiction Treatment Centers of Maryland, Inc.
        (b)  Alcoholism Treatment Centers of New Jersey, Inc.
        (b)  Health Institutes,Inc.
             (c)  Fenwick Hall, Inc.
             (c)  Health Insitutes Investments, Inc.
        (b)  NME New Beginnings-Western, Inc.
        (c)  Norquest/RCA-W Bitter Lake Partnership
   (a)  NME Partial Hospital Services Corporation
   (a)  NME Psychiatric Hospitals, Inc.
        (b)  The Huron Corporation
   (a)  NME Rehabilitation Hospitals, Inc.
   (a)  Psychiatric Management Services Company NME Psychiatric Properties, Inc.
   (a)  Alvarado Parkway Institute, Inc.
   (a)  Baywood Hospital, Inc.
   (a)  Brawner Hospital, Inc.
   (a)  Contemporary Psychiatric Hospitals, Inc.
   (a)  Elmcrest Manor Psychiatric Hospitals, Inc.
   (a)  Gwinnett Psychiatric Institute, Inc.
   (a)  Jefferson Hospital, Inc.
   (a)  Lake Hospital and Clinic, Inc. - OWNERSHIP -
                                     NME PSYCHIATRIC PROPERTIES, INC. (97.875%)
                                     RALPH MOLLYCHECK, M.D. (2.125%)
   (a)  Lakewood Psychiatric Hospitals, Inc.
   (a)  Laurel Oaks Residential Treatment Center, Inc.
   (a)  Leesburg Institute, Inc.
   (a)  Manatee Palms Residential Treatment Center, Inc.
   (a)  Manatee Palms Therapeutic Group Home, Inc.

   (a)  Medfield Residential Treatment Center, Inc.
   (a)  Modesto Psychiatric Hospitals, Inc.
   (a)  Modesto Psychiatric Realty, Inc.
   (a)  Nashua Brookside Hospital, Inc.
   (a)  North Houston Healthcare Campus, Inc.
   (a)  Northeast Behavioral Health, Inc.
   (a)  Northeast Psychiatric Associates - 2, Inc.
   (a)  Outpatient Recovery Centers, Inc.
   (a)  P.D. at New Baltimore, Inc.
   (a)  P.I.A. Alexandria, Inc.
   (a)  P.I.A. Canoga Park, Inc.
   (a)  P.I.A. Cape Girardeau, Inc.
   (a)  P.I.A. Capital City, Inc.
   (a)  P.I.A. Central Jersey, Inc.
   (a)  P.I.A. Colorado, Inc.
   (a)  P.I.A. Connecticut Development Company, Inc.
   (a)  P.I.A. Cook County, Inc.
   (a)  P.I.A. Denton, Inc.
   (a)  P.I.A. Detroit, Inc.
        (b)  Psychiatric Facility at Michigan Limited Partnership
   (a)  P.I.A. Educationsl Institute, Inc.
   (a)  P.I.A. of Fort Worth, Inc.
   (a)  P.I.A. Green Bay, Inc.
   (a)  P.I.A. Highland, Inc.
        (b)  Highland Psychiatric Associates -  OWNERSHIP -
                                  P.I.A. HIGHLAND, INC. (50%)
                                  PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (50%)
   (a)  P.I.A. Highland Realty, Inc.
        (b)  Highland Realty Associates - OWNERSHIP - (LIMITED PARTNERSHIP) -
                      P.I.A. HIGHLAND REALTY, INC. (49%)
                      PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (49%)
                      (GENERAL PARTNERSHIP) - P.I.A. HIGHLAND REALTY, INC. (1%) PSYCHIATRIC FACILITY AT ASHEVILLE, INC. (1%)
   (a)  P.I.A. Indianapolis, Inc.
   (a)  P.I.A. Kansas City, Inc.
   (a)  P.I.A. Lincoln, Inc.
   (a)  P.I.A. Long Beach, Inc.
   (a)  P.I.A. Maryland, Inc.
   (a)  P.I.A. Michigan City, Inc.
   (a)  P.I.A. Milwaukee, Inc.
   (a)  P.I.A. Modesto, Inc.
   (a)  P.I.A. Naperville, Inc.
   (a)  P.I.A. New Jersey, Inc.
   (a)  P.I.A. North Jersey, Inc.
   (a)  P.I.A. Northern New Mexico, Inc.
   (a)  P.I.A. Panama City, Inc.
   (a)  P.I.A. Randolph, Inc.
   (a)  P.I.A. Rockford, Inc.
   (a)  P.I.A. of Rocky Mount, Inc.
   (a)  P.I.A. Salt Lake City, Inc.
   (a)  P.I.A. San Antonio, Inc.
   (a)  P.I.A. San Ramon, Inc.
   (a)  P.I.A. Sarasota Palms, Inc.
   (a)  P.I.A. Seattle, Inc.
   (a)  P.I.A. Slidell, Inc.
   (a)  P.I.A. Solano, Inc.
   (a)  P.I.A. Specialty Press, Inc.
   (a)  P.I.A. Stafford, Inc.
   (a)  P.I.A. Stockton, Inc.

   (a)  P.I.A. Tacoma, Inc.
   (a)  P.I.A. Tidewater Reatly, Inc.
        (b)  I.P.T. Associates
   (a)  P.I.A. Topeka, Inc.
   (a)  P.I.A. Visalia, Inc.
   (a)  P.I.A. Waxahachie, Inc.
   (a)  P.I.A. Westbank, Inc.
   (a)  P.I.A.C. Realty Company, Inc.
   (a)  PIAFCO, Inc.
   (a)  Pinewood Hospital, Inc.
   (a)  Potomac Ridge Treatment Center, Inc.
   (a)  Psychiatric Facility at Amarillo, Inc.
   (a)  Psychiatric Facility at Asheville, Inc.
   (a)  Psychiatric Facility at Azusa, Inc.
   (a)  Psychiatric Facility at Evansville, Inc.
   (a)  Psychiatric Facility at Lafayette, Inc.
   (a)  Psychiatric Facility at Lawton, Inc.
   (a)  Psychiatric Facility at Medfield, Inc.
   (a)  Psychiatric Facility at Memphis, Inc.
   (a)  Psychiatric Facility at Palm Springs, Inc.
   (a)  Psychiatric Facility at Yorba Linda, Inc.
   (a)  Psychiatric Institute of Alabama, Inc.
   (a)  Psychiatric Institute of Atlanta, Inc.
   (a)  Psychiatric Institute of Bedford, Inc.
   (a)  Psychiatric Institute of Bucks County, Inc.
   (a)  Psychiatric Institute of Chester County, Inc.
   (a)  Psychiatric Institute of Columbus, Inc.
   (a)  Psychiatric Institute of Delray, Inc.
   (a)  Psychiatric Institute of Northern Kentucky, Inc.
   (a)  Psychiatric Institute of Northern New Jersey, Inc.
   (a)  Psychiatric Institute of Orlando, Inc.
   (a)  Psychiatric Institute of Richmond, Inc.
   (a)  Psychiatric Institute of San Jose, Inc.
   (a)  Psychiatric Institute of Sherman, Inc.
   (a)  Psychiatric Institute of Washington, D.C., Inc.
   (a)  Residential Treatment Center of Memphis, Inc.
   (a)  Residential Treatment Center of Mongtomery County, Inc.
   (a)  The Residential Treatment Center of the Palm Beaches, Inc.
   (a)  River Wood Center, Inc.
   (a)  Sandpiper Company, Inc.
   (a)  Southern Crescent Psychiatric Institute, Inc.
   (a)  Southwood Psychiatric Centers, Inc.
   (a)  Springwood Residential Treatment Centers, Inc.
   (a)  Tidewater Psychiatric Institute, Inc.
   (a)  The Treatment Center at Bedford, Inc.
   (a)  Tucson Psychiatric Institute, Inc.
   (a)  Tulsa County Health Services, Inc.
Northshore Hospital Management Corporation (LA)
Tenet Healthcare Foundation
Tenet HealthSystem HealthCorp
   (a)  OrNda Hospital Corporation
        (b)  AHM Acquisition Co., Inc.
             (c)  OrNda Investments, Inc.
                  (d)  AHM CGH, Inc.
                  (d)  AHM GEMCH, Inc.
                  (d)  AHM Jackson Hospital, Inc.
                  (d)  AHM JV, Inc.
                  (d)  AHM Minden Hospital, Inc.

                  (d)  AHM SMC, Inc.
                  (d)  AHM WCH, Inc.
                  (d)  American Healthcare Management Development Company
                  (d)  CHHP, Inc.
                  (d)  EGH, Inc.
                  (d)  GCH, Inc.
                  (d)  HCW, Inc.
                  (d)  LBPG, Inc.
                  (d)  LCMH, Inc.
                  (d)  Lake Mead Holdings - OWNERSHIP -
                                             ORNDA INVESTMENTS, INC., GP (25%)
                                             DOCTORS GROUP, LP (75%).
                  (d)  Monterey Park Hospital
                  (d)  MPC, Inc.
                  (d)  NLVH, Inc.
                       (e)  Pollamead Partnership - OWNERSHIP -
                                                         NLVH, INC., GP (50%)
                                                         DOCTORS GROUP, LP (50%)
                       (e)  Pollamead Partnership II - OWNERSHIP -
                                                         NLVH, INC., GP (50%)
                                                         DOCTORS GROUP, LP (50%)
                  (d)  NLVPG of Nevada, Inc.
                  (d)  OrNda Management Services, Inc.
                  (d)  PSH, Inc.
                       (e)  Foot and Ankle Specialty Institute
                                      of Tacoma -OWNERSHIP - PSH, INC., GP (50%)
                                       INTEGRATED HEALTHCARE ALLIANCE, LP (50%)
                  (d)  RHCP, Inc.
                  (d)  STH Corporation
                  (d)  USDHC, Inc.
                  (d)  WCH Management Services, Inc.
                  (d)  WPH Management Services, Inc.
                  (d)  Tenet HealthSystem WP, Inc.
        (b)  CFMC LP, Inc.
        (b)  CGH Realty Holding, Inc.
        (b)  Coastal Communities Health Systems, Inc.
             (c)  Coastal Communities Hospital, L.P. - OWNERSHIP -
                              COASTAL COMMUNITIES HEALTH SYSTEMS, INC., GP (50%) DOCTORS GROUP, LP(50%)
        (b)  Commonwealth Continental Health Care, Inc.
        (b)  Commonwealth Continental Health Care III, Inc.
        (b)  Coral Gables Hospital, Inc.
             (c)  CGH Hospital, Ltd. - OWNERSHIP -
                                   CORAL GABLES HOSPITAL, INC., GP (94.25%)
                                   GREATER MIAMI MEDICAL GROUP, LTD., LP (5.75%)
        (b)  Coral Gables Hospital Partners, Inc.
             (c)  South Florida Physicians Services, Inc.
        (b)  CVHS Hospital Corporation
        (b)  Cypress Fairbanks Medical Center, Inc.
             (c)  New Medical Horizons II, Ltd. - OWNERSHIP -
                                CYPRESS FAIRBANKS MEDICAL CENTER, INC., GP (99%) ORNDA HOSPITAL CORPORATION, LP (1%)
        (b)  Tenet HealthSystem DMC, Inc.
             (c)  The Davenport Clinic, Inc.
        (b)  DHPG of Georgia, Inc.
        (b)  Doctors' Hospital Medical Center, Inc.
        (b)  FMC Acquisition, Inc.
             (c)  FMC Hospital, Ltd. - OWNERSHIP -
                                     FMC ACQUISITION, INC., GP (85%)
                                     FLORIDA INSTITUTE OF HEALTH, LTD., LP (15%)
        (b)  FMC Medical, Inc.
        (b)  Fountain Valley Health Care, Inc.
             (c)  Fountain Valley Outpatient Surgery Center, Ltd. - OWNERSHIP -
                                      FOUNTAIN VALLEY HEALTH CARE, INC., GP (1%)
                                      ORNDA HOSPITAL CORPORATION, LP (99%)

        (b)  Fountain Valley Imaging Corporation
             (c)  Fountain Valley Imaging Center - OWNERSHIP -
                                          FOUNTAIN VALLEY IMAGING CORP., GP (1%)
                                          ORNDA HOSPITAL CORPORATION,  LP (99%)
        (b)  Fountain Valley Pharmacy, Inc.
        (b)  Fountain Valley Regional Hospital and Medical Center
        (b)  GCPG, Inc.
             (c)  Garland Community Hospital, Ltd. - OWNERSHIP -
                               GCPG, INC., GP (1%)
                               REPUBLIC HEALTH CORPORATION OF MESQUITE, LP (99%)
        (b)  General Hospital of Sequatchie, Inc.
        (b)  Harbor View Health Systems, Inc.
             (c)  Harbor View Physician Services, Inc.
             (c)  Harbor View Health Partners, L.P. - OWNERSHIP -
                        HARBOR VIEW HEALTH SYSTEMS, INC. GP (50%)
                        REPUBLIC HEATLH CORPORATION OF SAN BERNARDINO, LP (50%)
        (b)  Harbor View Medical Center, Inc.
        (b)  Health Choice Arizona, Inc.
        (b)  Health Holding Company, Inc.
             (c)  Tenet HealthSystem Biltmore, Inc.
             (c)  OrNda Healthcorp of Phoenix, Inc.
                  (d)  Biltmore Surgery Center, Inc.
                  (d)  CHR Service Corp.
        (b)  Health Resources Corporation of America - California
        (b)  Health Resources Corporation of America - Florida
             (c)  RHC Florida, Inc.
                  (d)  RHC Parkway, Inc.
                       (e)  Republic Health Corporation of North Miami, Inc.
                            (f)  OrNda of South Florida Services Corporation
                                 (g)  San Juan Medical Center, Inc.
        (b)  Houston Northwest Medical Center, Inc.
             (c)  HNMC, Inc.
                  (d)  C.T. Joint Venture  - OWNERSHIP - HNMC, INC., GP (50%)
                                                       DOCTORS GROUP, LP (50%)
                  (d)  Houston Northwest Radiotherapy, L.L.C.  - OWNERSHIP -
                                             HNMC, INC., MANAGING MEMBER(6.79%)
                                             DOCTORS GROUP, MEMBER (93.21%)
                  (d)  Houston Rehabilitation Associates  - OWNERSHIP -
                                                        HNMC, INC., GP (20%)
                                                        DOCTORS GROUP, LP (80%)
                  (d)  MRI-North Houston Venture  - OWNERSHIP -
                                                        HNMC, INC., GP (12%)
                                                        DOCTORS GROUP, LP (88%)
                  (d)  HNW GP, Inc.
                  (d)  HNW Holdings, Inc.
                  (d)  HNW Lessor GP, Inc.
                       (e)  Houston Northwest Lessor, Ltd. - OWNERSHIP -
                                                       HNW LESSOR GP, INC., GP
                                                       HNW HOLDINGS, INC. LP
                  (d)  Houston Northwest Management Services, Inc.
             (c)  Northwest Houston Providers Alliance, Inc.
        (b)  Indianapolis Health Systems, Inc.
             (c)  MMC Cardiology Venture - OWNERSHIP -
                           INDIANAPOLIS HEALTH SYSTEMS, INC., GP (50%)
                           REPUBLIC HEALTH CORPORATION OF INDIANAPOLIS, LP (50%)
        (b)  La Hacienda Treatment Center, Inc.
        (b)  Lewisburg Community Hospital, Inc.
        (b)  Managed Health Alliance
        (b)  MCF, Inc.
             (c)  Bone Marrow/Stem Cell Transplant Institute of Florida, Inc.
                  (d)  Bone Marrow/Stem Cell Transplant Institute
                        of Florida, Ltd. - OWNERSHIP -
                                   BONE MARROW/STEM CELL TRANSPLANT INSTITUTE
                                    OF FLORIDA, INC., GP (51%)
                                   STEM CELL, INC., LP (49%)
             (c)  Florida Medical Center, Ltd. - OWNERSHIP - MCF, INC., GP (50%)
                                            ORNDA HOSPITAL CORPORATION, LP (50%)

        (b)  MCS Administrative Services, Inc.
        (b)  Meridian Regional Hospital, Inc.
        (b)  Mesa General Hospital Medical Center, Inc.
        (b)  Midway Hospital Medical Center, Inc.
             (c)  Midway Surgery Center, Ltd. - OWNERSHIP -
                                           MIDWAY HOSPITAL MEDICAL CENTER (100%)
             (c)  Westside Hospital, L.L.C. - OWNERSHIP -
                          MIDWAY HOSPITAL MEDICAL CENTER, INC. - MANAGING MEMBER ORNDA HOSPITAL CORPORATION - PARTICIPATING MEMBER
        (b)  NAI Community Hospital of Phoenix, Inc.
        (b)  OrNda Access, Inc.
        (b)  OrNda Ambulatory Network, Inc.
             (c)  Central Coast Surgery Center, Ltd.- OWNERSHIP -
                                      ORNDA AMBULATORY NETWORK, INC., GP (69.8%)
                                      DOCTORS GROUP, LP (30.2%)
             (c)  Magnolia Ambulatory Surgi-Center, L.P. - OWNERSHIP -
                                      ORNDA AMBULATORY NETWORK, INC., GP (71.8%)
                                      DOCTORS GROUP, LP (28.2%)
             (c)  Metro Ambulatory Surgery Center, L.P. - OWNERSHIP -
                                       ORNDA AMBULATORY NETWORK, INC., GP (75%)
                                       DOCTORS GROUP, LP (25%)
        (b)  OrNda Health Initiatives, Inc.
        (b)  OrNda Health Choice, Inc.
             (c)  Health Choice HMO
             (c)  Health Choice Partners, Inc.
        (b)  OrNda Healthcorp of Florida, Inc.
        (b)  OrNda Healthcorp of Massachusetts, Inc.
             (c)  OrNda Hospital Investment Corp.
                  (d)  Saint Vincent Hospital, L.L.C. - OWNERSHIP -
                              ORNDA HOSPITAL INVESTMENT CORP. - MANAGING MEMBER
             (c)  Clini-Tech Laboratories, Inc.
             (c)  OHM Health Initiatives, Inc.
             (c)  Provident Nursing Homes, Inc.
             (c)  Fallon Clinic, Inc. - OWNERSHIP -
                                   ORNDA HEALTHCORP OF MASSACHUSETTS, INC. (35%) SAINT VINCENT HOSPITAL, L.L.C. (10%), INDIVIDUAL PHYSICIANS (55%)
        (b)  OrNda HomeCare, Inc.
        (b)  OrNda of South Florida, Inc.
             (c)  OrNda FMC, Inc.
             (c)  TriLink Provider Services Organization, Inc.
        (b)  OrNda of South Florida Holdings, Inc.
        (b)  OrNda Physicians Services, Inc.
        (b)  OrNda Receivables Co.
        (b)  Portland Health Centers, Inc.
        (b)  PoWay Health Systems, Inc.
        (b)  Qualicare of Mississippi, Inc.
             (c)  Gulf Coast Community Health Care Systems, Inc.
             (c)  Gulf Coast Community Hospital, Inc.
        (b)  Tenet HealthSystem QA, Inc.
        (b)  Republic Health Corporation of Arizona
        (b)  Republic Health Corporation of California
        (b)  Republic Health Corporation of Central Georgia
        (b)  Republic Health Corporation of Hayward
        (b)  Republic Health Corporation of Indianapolis
             (c)  Indianapolis Physician Services, Inc.
             (c)  Winona Memorial Hospital, Ltd. - OWNERSHIP -
                     REPUBLIC HEALTH CORPORATION OF INDIANAPOLIS, INC., GP (99%) ORNDA HEALTHCORP, LP (1%)
        (b)  Republic Health Corporation of Meridian
        (b)  Republic Health Corporation of Mesquite

        (b)  Republic Health Corporation of North Miami
             (c)  North Miami Medical Center, Ltd. - OWNERSHIP -
                        REPUBLIC HEALTH CORPORATION OF NORTH MIAMI, GP (60.845%) DOCTORS GROUP, LP
        (b)  Republic Health Corporation of Rockwall County
        (b)  Republic Health Corporation of San Bernardino
        (b)  Republic Health Corporation of Texas
        (b)  Republic Health of North Texas
        (b)  Republic Health Partners, Inc.
             (c)  Lake Pointe Medical Center, Ltd. - OWNERSHIP -
                                       REPUBLIC HEALTH PARTNERS, INC., GP (1%)
                                       REPUBLIC HEALTH CORPORATION OF ROCKWALL
                                        COUNTY, INC., LP (99%)
        (b)  RHC Texas, Inc.
        (b)  RHCMS, Inc.
        (b)  S.C. Cal, Inc.
             (c)  Tenet HealthSystem CM, Inc.
        (b)  S.C. Management, Inc.
        (b)  S.C. San Antonio, Inc.
             (c)  Southwest Physician Management Services, Inc.
        (b)  Sacramento Community Hospital
        (b)  Santa Ana Hospital Medical Center, Inc.
        (b)  SHL/O Corp.
        (b)  South Park Medical Center, Inc.
        (b)  St. Luke Medical Center
        (b)  Tenet HealthSystem MCS-AZ, Inc.
        (b)  Tucson General Hospital, Inc.
        (b)  UWMC Hospital Corporation
        (b)  UWMC Anaheim Hospital Corporation
        (b)  UWMC Bartlett Hospital Corporation
        (b)  Valley Community Hospital
        (b)  West Los Angeles Health Systems, Inc.
             (c)  Brotman Partners, L.P. - OWNERSHIP -
                               WEST LOS ANGELES HEALTH SYSTEMS, INC. GP (55.75%) ORNDA INVESTMENTS, INC., LP (44.25%)
                  (d)  Foot and Ankle Specialty Institute of
                        Culver City - OWNERSHIP -
                                  BROTMAN PARTNERS, L.P., GP (50%)
                                  INTEGRATED HEALTHCARE ALLIANCE, INC., LP (50%)
                  (d)  Gynecological Specialty Institute of
                        Culver City - OWNERSHIP -
                                  BROTMAN PARTNERS, L.P., GP (50%)
                                  INTEGRATED HEALTHCARE ALLIANCE, INC., LP (50%)
        (b)  Westcenter Rehabilitation Facility, Inc.
        (b)  Whittier Hospital Medical Center, Inc.
             (c)  Head & Neck Specialty Institute of Whittier - OWNERSHIP -
                                WHITTIER HOSPITAL MEDICAL CENTER, INC. GP (50%) INTEGRATED HEALTHCARE ALLIANCE, LP (50%)
   (a)  Horizon Health Group, Inc.
   (a)  Tenet HealthSystem LM Home Health, Inc.
   (a)  Tenet HealthSystem LM Rehab, Inc.
   (a)  Tenet HealthSystem LM, Inc.
   (a)  Tenet HealthSystem LMC, Inc.
   (a)  Tenet HealthSystem Occupational Medicine, Inc.
   (a)  Tenet HealthSystem Sub, Inc.
Tenet HealthSystem Investments, Inc.
   (a)  Proton Therapy Corporation of America, Inc.
        (b)  Proton Therapy Center of St. Louis, Inc.
Syndicated Office Systems
Wilshire Rental Corp.


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